UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): FEBRUARY 17, 2005



                       MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-29227                   06-1566067
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 CRYSTAL RUN ROAD
                           MIDDLETOWN, NEW YORK 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 17, 2005, the Board of Directors of Mediacom Communications Corporation approved a payment of $25,000 to each non-employee director for serving on the Board of Directors during 2004. Such non-employee directors are Craig S. Mitchell, William S. Morris III, Thomas V. Reifenheiser, Natale S. Ricciardi and Robert L. Winikoff.

     In addition, the Board of Directors approved a payment of $10,000 to Thomas
V. Reifenheiser for serving as Chairman of the Audit Committee during 2004 and a payment of $5,000 to Natale S. Ricciardi for serving as Chairman of the Compensation Committee during 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005


                                        MEDIACOM COMMUNICATIONS CORPORATION



                                        By: /s/ Mark E. Stephan
                                            --------------------------------
                                             Mark E. Stephan
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             Treasurer